[LOGO FIRST BANK]

FIRST BANK NATIONAL ASSOCIATION                   International Banking Division
Minneapolis Office                                         Cable: FIRSTBANK, MPS
601 Second Avenue South                              TELEX: 192179 FBNA INTL MPS
Minneapolis, Minnesota 55402-4302                           S.W.I.F.T.: FNBMUS44
612 973-0736/0710                                              Fax: 612 973-0838

                  --------------------------------------------------

                      FOR INTERNAL IDENTIFICATION PURPOSES ONLY:
              APPLICANT:
              IN HOME HEALTH, INC.
              601 CARLSON PARKWAY, SUITE 500
              MINNETONKA, MINNESOTA 55305-5214

                  --------------------------------------------------

IRREVOCABLE LETTER OF CREDIT NO. 76471


THE TRAVELERS INDEMNITY COMPANY (BENEFICIARY)            DATE: DECEMBER 16, 1996
NATIONAL ACCOUNTS COLLATERAL UNIT
ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183

WE HEREBY ESTABLISH THIS CLEAN IRREVOCABLE LETTER OF CREDIT IN FAVOR OF THE AFORESAID ADDRESSEE ("BENEFICIARY") FOR DRAWINGS UP TO UNITED STATES $2,900,000.00 EFFECTIVE IMMEDIATELY. THIS LETTER OF CREDIT IS ISSUED, PRESENTABLE AND PAYABLE AT OUR OFFICE AT 601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55402-4302 AND EXPIRES WITH OUR CLOSE OF BUSINESS ON DECEMBER 15, 1997. AFTER THE LETTER OF CREDIT HAS BEEN ISSUED, IT CANNOT BE REVOKED OR REDUCED WITHOUT THE CONSENT OF THE BENEFICIARY.

THE TERM "BENEFICIARY" INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING, WITHOUT LIMITATION, ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR.

WE HEREBY UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFT(S) DRAWN ON US, INDICATING OUR CREDIT NO. 76471, FOR ALL OR ANY PART OF THIS CREDIT IF PRESENTED AT OUR OFFICE SPECIFIED IN PARAGRAPH ONE ON OR BEFORE THE EXPIRY DATE OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE. IF YOU SO CHOOSE, YOU WILL BE ABLE TO DRAW ON THIS LETTER OF CREDIT MORE THAN ONCE, SO LONG AS THE SUM OF THE AMOUNTS WHICH YOU DRAW DOES NOT EXCEED THE FULL AMOUNT OF THE LETTER OF CREDIT.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING, AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY NOTE, DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO BE INCORPORATED HEREIN BE REFERENCE TO ANY NOTE, DOCUMENT OR AGREEMENT. THE

                                CONTINUED ON PAGE TWO

[LOGO FIRST BANK]

FIRST BANK NATIONAL ASSOCIATION                   International Banking Division
Minneapolis Office                                         Cable: FIRSTBANK, MPS
601 Second Avenue South                              TELEX: 192179 FBNA INTL MPS
Minneapolis, Minnesota 55402-4302                           S.W.I.F.T.: FNBMUS44
612 973-0736/0710                                              Fax: 612 973-0838

THE TRAVELERS INDEMNITY COMPANY (BENEFICIARY)
NATIONAL ACCOUNTS COLLATERAL UNIT
ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183

IRREVOCABLE LETTER OF CREDIT NO. 76471
DECEMBER 16, 1996
PAGE TWO

OBLIGATION OF FIRST BANK NATIONAL ASSOCIATION, MINNEAPOLIS OFFICE UNDER THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGATION OF FIRST BANK NATIONAL ASSOCIATION, MINNEAPOLIS OFFICE, AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRY DATE HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS 90 DAYS PRIOR TO ANY EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD. IN THAT EVENT, YOU MAY DRAW HEREUNDER ON OR PRIOR TO THE THEN RELEVANT EXPIRATION DATE, UP TO THE FULL AMOUNT THEN AVAILABLE HEREUNDER, AGAINST YOUR SIGHT DRAFT(S) ON US, BEARING THE NUMBER OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF CONNECTICUT AND THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO.
500) AND, IN THE EVENT OF ANY CONFLICT, THE LAWS OF THE STATE OF CONNECTICUT WILL CONTROL. IF THIS CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS AS DESCRIBED IN ARTICLE 17 OF SAID PUBLICATION 500, THE BANK HEREBY SPECIFICALLY AGREES TO EFFECT PAYMENT IF THIS CREDIT IS DRAWN AGAINST WITHIN 30 DAYS AFTER THE RESUMPTION OF BUSINESS.

FIRST BANK NATIONAL ASSOCIATION, MINNEAPOLIS OFFICE




/s/ Patricia J.D. Turner                    /s/ Dawn Johnston
-------------------------------         ---------------------------------
 PATRICIA J.D. TURNER                   DAWN JOHNSTON
 INTERNATIONAL BANK OFFICER             INTERNATIONAL BANK OFFICER

[LOGO FIRST BANK]

FIRST BANK NATIONAL ASSOCIATION                   International Banking Division
Minneapolis Office                                         Cable: FIRSTBANK, MPS
601 Second Avenue South                              TELEX: 192179 FBNA INTL MPS
Minneapolis, Minnesota 55402-4302                           S.W.I.F.T.: FNBMUS44
612 973-0736/0710                                              Fax: 612 973-0838

                  --------------------------------------------------

                      FOR INTERNAL IDENTIFICATION PURPOSES ONLY:
              APPLICANT:
              IN HOME HEALTH, INC.
              601 CARLSON PARKWAY, SUITE 500
              MINNETONKA, MINNESOTA 55305-5214

                  --------------------------------------------------
                                   LETTER OF CREDIT

DECEMBER 16, 1996

IRREVOCABLE LETTER OF CREDIT NO. 76470

ROYAL INDEMNITY COMPANY (BENEFICIARY), ON BEHALF OF ITSELF AND ITS AFFILIATED COMPANIES
9300 ARROWPOINT BOULEVARD
CHARLOTTE, NORTH CAROLINA 28273-8135

WE HEREBY ESTABLISH THIS IRREVOCABLE LETTER OF CREDIT IN FAVOR OF THE AFORESAID ADDRESSEE ("BENEFICIARY") FOR DRAWINGS UP TO UNITED STATES DOLLARS NINE HUNDRED FIFTEEN THOUSAND ($915,000.00) EFFECTIVE IMMEDIATELY. THIS LETTER OF CREDIT IS ISSUED, PRESENTABLE AND PAYABLE AT OUR OFFICE AT 601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55402-4302 AND EXPIRES WITH OUR CLOSE OF BUSINESS ON DECEMBER 15, 1997.

THE TERM "BENEFICIARY" INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING, WITHOUT LIMITATION, ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR.

WE HEREBY UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFT(S) DRAWN ON US, INDICATING OUR CREDIT NO. 76470, FOR ALL OR ANY PART OF THIS CREDIT IF PRESENTED ACCOMPANIED BY THE ORIGINAL OF THIS LETTER OF CREDIT, AT OUR OFFICE SPECIFIED IN PARAGRAPH 1 ON OR BEFORE THE EXPIRY DATE OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY CONDITION OR QUALIFICATION. THIS OBLIGATION OF THIS BANK UNDER THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGATION OF THIS BANK, AND IS NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRY DATE HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST THIRTY (30) DAYS PRIOR TO ANY EXPIRATION

                                CONTINUED ON PAGE TWO

[LOGO FIRST BANK]

FIRST BANK NATIONAL ASSOCIATION                   International Banking Division
Minneapolis Office                                         Cable: FIRSTBANK, MPS
601 Second Avenue South                              TELEX: 192179 FBNA INTL MPS
Minneapolis, Minnesota 55402-4302                           S.W.I.F.T.: FNBMUS44
612 973-0736/0710                                              Fax: 612 973-0838

ROYAL INDEMNITY COMPANY (BENEFICIARY), ON BEHALF OF ITSELF AND ITS AFFILIATED COMPANIES
9300 ARROWPOINT BOULEVARD
CHARLOTTE, NORTH CAROLINA 28273-8135

IRREVOCABLE LETTER OF CREDIT NO. 76470
DECEMBER 16, 1996
PAGE TWO

DATE WE NOTIFY YOU BY REGISTERED MAIL OR COURIER SERVICE THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 500) AND, IN THE EVENT OF ANY CONFLICT, THE LAWS OF THE STATE OF NEW YORK WILL CONTROL. IF THIS CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS AS DESCRIBED IN ARTICLE 17 OF SAID PUBLICATION 500, THIS BANK HEREBY SPECIFICALLY AGREES TO EFFECT PAYMENT IF THIS CREDIT IS DRAWN AGAINST WITHIN 30 DAYS AFTER THE RESUMPTION OF BUSINESS.

FIRST BANK NATIONAL ASSOCIATION, MINNEAPOLIS OFFICE



/s/ Patricia J.D. Turner                    /s/ Dawn Johnston
---------------------------------       -----------------------------------
 PATRICIA J.D. TURNER                   DAWN JOHNSTON
 INTERNATIONAL BANK OFFICER             INTERNATIONAL BANK OFFICER